INCOME TAXES (Details- Deferred tax assets) - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Federal and state net operating loss carryovers	$ 3,389,892	$ 3,335,937	$ 3,366,577
Warrant revaluation	0	0	(519,466)
Stock compensation	148,330	123,347	124,202
Total deferred tax asset	3,538,222	3,459,284	2,971,313
Less: valuation allowance	(3,538,222)	(3,459,284)	(2,971,313)
Deferred tax asset	$ 0	$ 0	$ 0